THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

The undersigned, Gregory P. Chandler, hereby constitutes and appoints Steven Plump, James G. Shaw, Edward Paz, and Jillian L. Bosmann, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement of the Company on Form N-14 relating to the transaction listed below, and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

●	Reorganization of certain series of Financial Investors Trust into newly formed series of the Company.

DATED:	February 6, 2025

/s/ Gregory P. Chandler

Gregory P. Chandler

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

The undersigned, Lisa A. Dolly, hereby constitutes and appoints Steven Plump, James G. Shaw, Edward Paz, and Jillian L. Bosmann, her true and lawful attorneys, to execute in her name, place, and stead, in her capacity as Director or officer, or both, of the Company, the Registration Statement of the Company on Form N-14 relating to the transaction listed below, and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of said attorneys being hereby ratified and approved.

●	Reorganization of certain series of Financial Investors Trust into newly formed series of the Company.

DATED:	February 6, 2025

/s/ Lisa A. Dolly

Lisa A. Dolly

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

The undersigned, Nicholas A. Giordano, hereby constitutes and appoints Steven Plump, James G. Shaw, Edward Paz, and Jillian L. Bosmann, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement of the Company on Form N-14 relating to the transaction listed below, and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

●	Reorganization of certain series of Financial Investors Trust into newly formed series of the Company.

DATED:	February 6, 2025

/s/ Nicholas A. Giordano

Nicholas A. Giordano

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

The undersigned, Arnold M. Reichman, hereby constitutes and appoints Steven Plump, James G. Shaw, Edward Paz, and Jillian L. Bosmann, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement of the Company on Form N-14 relating to the transaction listed below, and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

●	Reorganization of certain series of Financial Investors Trust into newly formed series of the Company.

DATED:	February 6, 2025

/s/ Arnold M. Reichman

Arnold M. Reichman

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

The undersigned, Robert Sablowsky, hereby constitutes and appoints Steven Plump, James G. Shaw, Edward Paz, and Jillian L. Bosmann, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement of the Company on Form N-14 relating to the transaction listed below, and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

●	Reorganization of certain series of Financial Investors Trust into newly formed series of the Company.

DATED:	February 6, 2025

/s/ Robert Sablowsky

Robert Sablowsky

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

The undersigned, Brian T. Shea, hereby constitutes and appoints Steven Plump, James G. Shaw, Edward Paz, and Jillian L. Bosmann, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement of the Company on Form N-14 relating to the transaction listed below, and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

●	Reorganization of certain series of Financial Investors Trust into newly formed series of the Company.

DATED:	February 6, 2025

/s/ Brian T. Shea

Brian T. Shea

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

The undersigned, Martha A. Tirinnanzi, hereby constitutes and appoints Steven Plump, James G. Shaw, Edward Paz, and Jillian L. Bosmann, her true and lawful attorneys, to execute in her name, place, and stead, in her capacity as Director or officer, or both, of the Company, the Registration Statement of the Company on Form N-14 relating to the transaction listed below, and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of said attorneys being hereby ratified and approved.

●	Reorganization of certain series of Financial Investors Trust into newly formed series of the Company.

DATED:	February 6, 2025

/s/ Martha A. Tirinnanzi

Martha A. Tirinnanzi